Exhibit 24
                                POWER OF ATTORNEY


         Pursuant to the requirements of the Securities Act of 1933, the undersigned officers and/or directors of Midway Airlines Corporation (the "Company"), hereby appoint Jonathan S. Waller as attorney-in-fact with full power of substitution and resubstitution to sign for the undersigned and in the name of the undersigned in any and all capacities with respect to the registration on Form S-8 of 1,562,500 shares of Common Stock of the Company under the Midway Airlines Corporation Executive Officers Stock Option Agreements and the Midway Airlines Corporation 1997 Stock Option Plan (the "Registration Statement") with the Securities and Exchange Commission (the "Commission"), and to sign any and all amendments (including post-effective amendments) thereto and any and all applications or other documents to be filed with the Commission pertaining to the Registration Statement, and to grant unto the attorney-in-fact and agent the full power and authority to do and perform each and every act and thing required to be done, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that the attorney-in-fact and agent or its substitutes may lawfully do or cause to be done by virtue hereof.

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Signature                                        Title                                           Date
---------                                        -----                                           ----


 /s/ Robert R. Ferguson                                                                May 1                , 1998
------------------------------------      Chairman of the Board, President        --------------------------
Robert R. Ferguson, III                   and Chief Executive Officer
                                         (Principal Executive Officer)

 /s/ Steven Westberg                                                                   May 1                , 1998
------------------------------------      Senior Vice President and               --------------------------
Steven Westberg                           Chief Financial Officer and
                                          (Principal Financial and
                                          Accounting Officer)

 /s/ W. Greyson Quarles                   Director                                    March 30              , 1998
------------------------------------                                              --------------------------
W. Greyson Quarles


 /s/ Gregory J. Robitaille                Director                                    March 30              , 1998
------------------------------------                                              --------------------------
Gregory J. Robitaille


 /s/ Howard Wolf                          Director                                    March 17              , 1998
------------------------------------                                              --------------------------
Howard Wolf

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